RIVERNORTH FUNDS
RiverNorth Equity Opportunity Fund
(Class I Ticker Symbol: RNDIX)
(Class R Ticker Symbol: RNEOX)
October 17, 2016

SUPPLEMENT TO THE PROSPECTUS DATED
January 28, 2016

The RiverNorth Equity Opportunity Fund to Close and Liquidate

By way of a unanimous written consent of the Board of Trustees (the “Board”) of RiverNorth Funds dated October 14, 2016, the Board approved the closure and liquidation of the RiverNorth Equity Opportunity Fund (the “Fund”).

Accordingly, effective October 17, 2016 the Fund (i) is closed to all purchase orders, (ii) will no longer pursue its stated investment objective, and (iii) will sell or convert all current investments to cash in anticipation of full liquidation on, or about October 31, 2016.

If a shareholder does not voluntarily redeem his or her investment in the Fund by the liquidation date, the Fund will send proceeds from the shareholder's account to his or her address of record.

Dated: October 17, 2016

RIVERNORTH FUNDS
c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
1-888-848-7569

Please retain this supplement with your Prospectus for future reference.